                      NATIONWIDE LIFE INSURANCE COMPANY
                                 Home Office
                               P.O. Box 182356
                  Columbus, Ohio  43216-2356, 1-800-243-6295
    Voice Response (available 24 hours) 1-800-848-8258, TDD 1-800-238-3035

    INDIVIDUAL MODIFIED SINGLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS
                 ISSUED BY THE NATIONWIDE VARIABLE ACCOUNT-II
                     OF NATIONWIDE LIFE INSURANCE COMPANY

        This Prospectus describes individual modified single premium payment contracts (collectively referred to as the "Contracts") issued by Nationwide Life Insurance Company ("Nationwide" or the "Company"). The Contracts are sold either as Non-Qualified Contracts or Individual Retirement Annuities. Annuity payments under the Contracts are deferred until a selected later date.

        Purchase Payments are allocated to the Nationwide Variable Account-II ("Variable Account"), a separate account of the Company. The Variable Account is divided into Sub-Accounts, each of which invests in shares of one of the underlying Mutual Fund options described below:

                                   DREYFUS
   Dreyfus Stock Index Fund   The Dreyfus Socially Responsible Growth Fund

                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND
                  Equity-Income Portfolio  Growth Portfolio
                High Income Portfolio*     Overseas Portfolio

                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
             Asset Manager Portfolio         Contrafund Portfolio

                       NATIONWIDE SEPARATE ACCOUNT TRUST
    Capital Appreciation Fund    Government Bond Fund    Money Market Fund
              Small Company Fund               Total Return Fund

                  NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
   Growth Portfolio   Limited Maturity Bond Portfolio   Partners Portfolio

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
          Oppenheimer Bond Fund   Oppenheimer Global Securities Fund
                     Oppenheimer Multiple Strategies Fund

                         STRONG SPECIAL FUND II, INC.
                               Special Fund II

                    STRONG VARIABLE INSURANCE FUNDS, INC.
         Strong Discovery Fund II, Inc.   International Stock Fund II

   TCI PORTFOLIOS, INC., AN AFFILIATE OF TWENTIETH CENTURY COMPANIES, INC.
           TCI Balanced         TCI Growth       TCI International

                      VAN ECK WORLDWIDE INSURANCE TRUST
          Worldwide Bond Fund       Gold and Natural Resources Fund

              VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
                         Real Estate Securities Fund

                              WARBURG PINCUS TRUST
       International Equity Portfolio    Small Company Growth Portfolio


* The High Income Portfolio may invest in lower quality debt securities commonly referred to as junk bonds.

        This Prospectus provides you with the basic information you should know about the Individual Modified Single Premium Deferred Variable Annuity Contracts issued by the Nationwide Variable Account-II before investing. You should read it and keep it for future reference. A Statement of Additional Information dated October 27, 1995 containing further information about the Contracts and the Nationwide Variable Account-II has been filed with the Securities and Exchange Commission. You can obtain a copy without charge from Nationwide Life Insurance Company by calling the number listed above, or writing P.O. Box 182356, Columbus, Ohio 43216-2356.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 27, 1995 IS INCORPORATED HEREIN BY REFERENCE. THE TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION APPEARS ON PAGE 29 OF THE PROSPECTUS.
               THE DATE OF THIS PROSPECTUS IS OCTOBER 27, 1995.

                 GLOSSARY OF SPECIAL TERMS


ACCUMULATION UNIT- An accounting unit of measure used to calculate the Variable Account Contract Value prior to the Annuitization Date.

ANNUITANT- The person designated to receive annuity payments during Annuitization and upon whose life any annuity payments involving life contingencies depends. This person must be age 90 or younger at the time of Contract issuance, unless the Company has approved a request for an Annuitant of greater age. The Annuitant may be changed prior to the Annuitization Date with the consent of the Company.

ANNUITIZATION- The period during which annuity payments are actually received.

ANNUITIZATION DATE- The date on which annuity payments are scheduled to begin.

ANNUITY PAYMENT OPTION- The chosen form of annuity payments.
Several options are available under the Contract.

ANNUITY UNIT- An accounting unit of measure used to calculate the value of Variable Annuity payments.

BENEFICIARY- The Beneficiary is the person who may receive certain benefits under the Contract upon the death of the Annuitant prior to the Annuitization Date. The Beneficiary can be changed by the Contract Owner as set forth in the Contract.

CODE- The Internal Revenue Code of 1986, as amended.

COMPANY- Nationwide Life Insurance Company.

CONTINGENT ANNUITANT- The Contingent Annuitant is the person designated to be the Annuitant if the Annuitant is not living at the Annuitization Date. If a Contingent Annuitant is named, all provisions of the Contract which are based on the death of the Annuitant prior to the Annuitization Date will be based on the death of the last survivor of the Annuitant and the Contingent Annuitant, unless otherwise indicated.

CONTINGENT BENEFICIARY- The Contingent Beneficiary is the person designated to be the Beneficiary if the named Beneficiary is not living at the time of the death of the Annuitant.

CONTINGENT OWNER- A Contingent Owner, if named, may succeed to the rights of Contract Owner upon the Contract Owner's death before Annuitization. For Contracts issued in the State of New York, references throughout this prospectus to "Contingent Owner" shall mean "Owner's Beneficiary."

CONTRACT- The Individual Modified Single Premium Deferred
Variable Annuity Contract described in this Prospectus.

CONTRACT ANNIVERSARY- An anniversary of the Date of Issue of the Contract.

CONTRACT OWNER (OWNER)- The Contract Owner is the person who possesses all rights under the Contract, including the right to designate and change any designations of the Owner, the Contingent Owner, the Annuitant, the Contingent Annuitant, the Beneficiary, the Contingent Beneficiary, the Annuity Payment Option, or the Annuitization Date.

CONTRACT VALUE- The sum of the Variable Account Accumulation
Units attributable to the Contract plus any amount held under the Contract in the Fixed Account.

CONTRACT YEAR- Each year commencing with the Date of Issue, and each Contract Anniversary thereafter shall be a Contract Year.

DATE OF ISSUE- The Date of Issue is the date the first Purchase
Payment is applied to the Contract.

DEATH BENEFIT- The benefit payable upon the death of the Annuitant prior to the Annuitization Date. This benefit does not apply upon the death of the Contract Owner when the Owner and Annuitant are not the same person. If the Annuitant dies after the Annuitization Date, any benefit that may be payable shall be as specified in the Annuity Payment Option elected.

DISTRIBUTION- Any payment of part or all of the Contract Value.

FIXED ACCOUNT- The Fixed Account is made up of all assets of the Company other than those in any segregated asset account.

FIXED ANNUITY- An annuity providing for payments which are guaranteed by the Company as to dollar amount during Annuitization.

HOME OFFICE- The main office of the Company located in Columbus, Ohio.

INDIVIDUAL RETIREMENT ANNUITY- An annuity which qualifies for treatment under Section 408(b) of the Internal Revenue Code.

INTEREST RATE GUARANTEE PERIOD- An Interest Rate Guarantee Period is the interval of time in which an interest rate credited to the Fixed Account under the Contract is guaranteed to remain the same. For Purchase Payments into the Fixed Account or transfers from the Variable Account, this period begins upon the date of deposit or transfer and ends at the end of the calendar quarter at least one year from deposit or transfer. At the end of an Interest Rate Guarantee Period, a new interest rate is declared with an Interest Rate Guarantee Period starting at the end of the prior period and ending at the end of the calendar quarter one year later.

IRA- Refers generally to both an Individual Retirement Account and an Individual Retirement Annuity as defined in Sections
408(a) and (b), respectively, of the Code.

JOINT OWNER- The Joint Owner, if any, possesses an undivided interest in the entire Contract in conjunction with the Owner.
IF A JOINT OWNER IS NAMED, REFERENCES TO "CONTRACT OWNER" OR "OWNER" IN THIS PROSPECTUS WILL APPLY TO BOTH THE OWNER AND JOINT OWNER. JOINT OWNERS MUST BE SPOUSES AT THE TIME JOINT OWNERSHIP IS REQUESTED. IRAs may not be jointly owned.

MUTUAL FUNDS (FUNDS)- The registered management investment companies in which the assets of the Sub-Accounts of the Variable
Account will be invested.

NON-QUALIFIED CONTRACTS- A Contract which does not qualify for favorable tax treatment under the provisions of Section 401
(Qualified Plans), 408 (IRAs) or 403(b) (Tax-Sheltered Annuities) of the Code.

PURCHASE PAYMENT- A deposit of new value into the Contract. The term "Purchase Payment" does not include transfers among the Sub-
Accounts.

QUALIFIED PLANS- Retirement plans which receive favorable tax treatment under Section 401 and 403(a) of the Code.

SUB-ACCOUNTS- Separate and distinct divisions of the Variable
Account, to which specific underlying Mutual Fund shares are allocated and for which Accumulation Units and Annuity Units are separately maintained.

TAX SHELTERED ANNUITY- An annuity which qualifies for treatment under Section 403(b) of the Code.

VALUATION DATE- Each day the New York Stock Exchange and the Company's Home Office is open for business or any other day during which there is a sufficient degree of trading of the Variable Account's underlying Mutual Fund shares that the current net asset value of its Accumulation Units might be materially affected.

VALUATION PERIOD- The period of time commencing at the close of business of the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ACCOUNT- The Variable Account is a separate investment account of the Company into which Variable Account Purchase
Payments are allocated. The Variable Account is divided into Sub-Accounts, each of which invests in the shares of a separate underlying Mutual Fund.

VARIABLE ANNUITY- An annuity providing for payments which are not predetermined or guaranteed as to dollar amount and which vary in amount with the investment experience of the Variable Account.

                               Table of Contents

GLOSSARY OF SPECIAL TERMS .................................  3
SUMMARY OF CONTRACT EXPENSES ..............................  6
SYNOPSIS ..................................................  9
NATIONWIDE LIFE INSURANCE COMPANY .........................  9
THE VARIABLE ACCOUNT ......................................  9
     Underlying Mutual Fund Options ....................... 10
       Fund Descriptions .................................. 10
     Voting Rights ........................................ 16
VARIABLE ACCOUNT CHARGES, PURCHASE PAYMENTS,
  AND OTHER DEDUCTIONS .................................... 16
     Mortality Risk Charge ................................ 16
     Premium Taxes ........................................ 16
     Expenses of Variable Account ......................... 16
     Investments of the Variable Account .................. 17
     Right to Revoke ...................................... 17
     Transfers ............................................ 17
     Assignment ........................................... 18
     Contingent Owner and Beneficiary Provisions .......... 18
     Ownership Provisions ................................. 19
     Substitution of Securities ........................... 19
     Contract Owner Inquiries ............................. 19
ANNUITY PAYMENT PERIOD-VARIABLE ACCOUNT ................... 19
     Value of an Annuity Unit ............................. 20
     Assumed Investment Rate .............................. 20
     Frequency and Amount of Annuity Payments ............. 20
     Annuitization Date ................................... 20
     Change in Annuitization Date ......................... 20
     Change in Form of Annuity ............................ 20
     Annuity Payment Options .............................. 20
     Death of Contract Owner .............................. 21
     Death of Annuitant Prior to the Annuitization Date ... 21
     Death of Annuitant After the Annuitization Date ...... 22
     Required Distributions for Individual
       Retirement Annuities ............................... 22
GENERAL INFORMATION ....................................... 23
     Contract Owner Services .............................. 23
     Statements and Reports ............................... 24
     Allocation of Purchase Payments and Contract Value ... 24
     Value of a Variable Account Accumulation Unit ........ 24
     Net Investment Factor ................................ 25
     Valuation of Assets .................................. 25
     Determining the Contract Value ....................... 25
     Surrender (Redemption) ............................... 25
     Taxes ................................................ 26
     Non-Qualified Contracts .............................. 26
     Individual Retirement Annuities ...................... 27
     Diversification ...................................... 28
     Charge for Tax Provisions ............................ 28
     Advertising .......................................... 28
LEGAL PROCEEDINGS ......................................... 29
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION .. 29
APPENDIX .................................................. 30



                         SUMMARY OF CONTRACT EXPENSES

VARIABLE ACCOUNT ANNUAL EXPENSES

   Mortality Risk Charges ...........................  0.80  %

   Administration Charge ............................  0.00  %

     Total Variable Account Annual Expenses .........  0.80  %

         UNDERLYING MUTUAL FUND ANNUAL EXPENSES (1)
        (as a percentage of mutual fund net assets)


                                    Management     Other    Total Mutual
                                       Fees      Expenses   Fund Expenses

Dreyfus Stock Index Fund               0.14%       0.26%       0.40%
-------------------------------------------------------------------------
The Dreyfus Socially Responsible       0.00%       0.25%       0.25%
  Growth Fund
-------------------------------------------------------------------------
Fidelity VIP-Equity-Income Portfolio   0.52%       0.06%       0.58%
-------------------------------------------------------------------------
Fidelity VIP-Growth Portfolio          0.62%       0.07%       0.69%
-------------------------------------------------------------------------
Fidelity VIP-High Income Portfolio     0.61%       0.10%       0.71%
-------------------------------------------------------------------------
Fidelity VIP-Overseas Portfolio        0.77%       0.15%       0.92%
-------------------------------------------------------------------------
Fidelity VIP II-Asset Manager          0.72%       0.07%       0.79%
  Portfolio
-------------------------------------------------------------------------
Fidelity VIP II-Contrafund             0.62%       0.27%       0.89%
  Portfolio
-------------------------------------------------------------------------
NSAT-Capital Appreciation Fund         0.50%       0.06%       0.56%
-------------------------------------------------------------------------
NSAT-Government Bond Fund              0.50%       0.01%       0.51%
-------------------------------------------------------------------------
NSAT-Money Market Fund                 0.50%       0.04%       0.54%
-------------------------------------------------------------------------
NSAT-Small Company Fund                1.00%       0.25%       1.25%
-------------------------------------------------------------------------
NSAT-Total Return Fund                 0.50%       0.02%       0.52%
-------------------------------------------------------------------------
Neuberger & Berman Advisers            0.79%       0.12%       0.91%
  Management Trust-Growth Portfolio
-------------------------------------------------------------------------
Neuberger & Berman Advisers            0.60%       0.13%       0.73%
  Management Trust-Limited
  Maturity Bond Portfolio
-------------------------------------------------------------------------
Neuberger & Berman Advisers            0.80%       0.50%       1.30%
Management Trust-Partners Portfolio
-------------------------------------------------------------------------
Oppenheimer-Bond Fund                  0.75%       0.06%       0.81%
-------------------------------------------------------------------------
Oppenheimer-Global                     0.75%       0.20%       0.95%
  Securities Fund
-------------------------------------------------------------------------
Oppenheimer-Multiple                   0.74%       0.05%       0.79%
  Strategies Fund
-------------------------------------------------------------------------
Strong-Discovery Fund II, Inc.         1.00%       0.21%       1.21%
-------------------------------------------------------------------------
Strong-International Stock Fund II     1.00%       1.05%       2.05%
-------------------------------------------------------------------------
Strong-Special Fund II, Inc.           1.00%       0.10%       1.10%
-------------------------------------------------------------------------
TCI Portfolios-TCI Balanced            1.00%       0.00%       1.00%
-------------------------------------------------------------------------
TCI Portfolios-TCI Growth              1.00%       0.00%       1.00%
-------------------------------------------------------------------------
TCI Portfolios-TCI International       1.50%       0.00%       1.50%
-------------------------------------------------------------------------
Van Eck-Worldwide Bond Fund            0.75%       0.18%       0.93%
-------------------------------------------------------------------------
Van Eck-Gold and Natural               0.75%       0.21%       0.96%
  Resources Fund
-------------------------------------------------------------------------
Van Kampen American Capital-Real       1.00%       0.00%       1.00%
  Estate Securities Fund
-------------------------------------------------------------------------
Warburg Pincus-International           1.00%       0.44%       1.44%
  Equity Portfolio
-------------------------------------------------------------------------
Warburg Pincus-Small Company           0.90%       0.35%       1.25%
  Growth Portfolio
-------------------------------------------------------------------------

(1) The Mutual Fund expenses shown above are assessed at the underlying Mutual Fund level and are not direct charges against separate account assets or reductions from Contract Values. These underlying Mutual Fund expenses are taken into consideration in computing each underlying Mutual Fund's net asset value, which is the share price used to calculate the unit values of the Variable Account.


                                    EXAMPLE
The following chart depicts the dollar amount of expenses that would be incurred under this Contract assuming a $1000 investment and 5% annual return. These dollar figures are illustrative only and should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown below.

                            If you surrender your Contract         If you do not surrender your      If you annuitize your Contract
                             at the end of the applicable           Contract at the end of the        at the end of the applicable
                                      time period                     applicable time period                 time period
-----------------------------------------------------------------------------------------------------------------------------------
                             1 Yr   3 Yrs   5 Yrs   10 Yrs        1 Yr   3 Yrs   5 Yrs   10 Yrs        1 Yr  3 Yrs   5 Yrs   10 Yrs
-----------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund      13      39      68      149          13      39      68      149          *      39      68      149
-----------------------------------------------------------------------------------------------------------------------------------
The Dreyfus Socially
Responsible Growth Fund       11      34      60      132          11      34      60      132          *      34      60      132
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP-Equity-Income
Portfolio                     14      45      78      170          14      45      78      170          *      45      78      170
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP-Growth
Portfolio                     16      49      84      183          16      49      84      183          *      49      84      183
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP-Overseas
Portfolio                     18      56      96      209          18      56      96      209          *      56      96      209
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP-High Income
Portfolio                     16      49      85      185          16      49      85      185          *      49      85      185
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Fund II-Asset
Manager Portfolio             17      52      89      194          17      52      89      194          *      52      89      194
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II-Contrafund
Portfolio                     18      55      95      206          18      55      95      206          *      55      95      206
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Capital Appreciation
Fund                          14      44      77      168          14      44      77      168          *      44      77      168
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Government Bond Fund     14      43      74      162          14      43      74      162          *      43      74      162
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Money Market Fund        14      44      76      166          14      44      76      166          *      44      76      166
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Small Company Fund       22      66     114      245          22      66     114      245          *      66     114      245
-----------------------------------------------------------------------------------------------------------------------------------
NSAT-Total Return Fund        14      43      74      163          14      43      74      163          *      43      74      163
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman Advisers
Management Trust-Growth
Portfolio                     18      56      96      208          18      56      96      208          *      56      96      208
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman Advisers
Management Trust-Limited
Maturity Bond Portfolio       16      50      86      188          16      50      86      188          *      50      86      188
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger & Berman Advisers
Management Trust-Partners
Portfolio                     22      68     117      250          22      68     117      250          *      68     117      250
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                     If you surrender your Contract   If you do not surrender your   If you annuitize your Contract
                                      at the end of the applicable     Contact at the end of the       at the end of the applicable
                                           time period                  applicable time period                     time period
-----------------------------------------------------------------------------------------------------------------------------------
                                       1 Yr.  3 Yrs.  5 Yrs. 10 Yrs.   1 Yr.  3 Yrs.  5 Yrs. 10 Yrs.  1 Yr.  3 Yrs.  5 Yrs. 10 Yrs.
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer-Bond Fund                     17     52     90     197      17     52     90    197         *     52      90    197
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer-Global Securities Fund        18     57     98     212      18     57     98    212         *     57      98    212
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer-Multiple Strategies Fund      17     52     89     194      17     52     89    194         *     52      89    194
-----------------------------------------------------------------------------------------------------------------------------------
Strong Discovery Fund II, Inc.            21     65    112     241      21     65    112    241         *     65     112    241
-----------------------------------------------------------------------------------------------------------------------------------
Strong International Stock Fund II        30     92    156     328      30     92    156    328         *     92     156    328
-----------------------------------------------------------------------------------------------------------------------------------
Strong Special Fund II, Inc.              20     62    106     229      20     62    106    229         *     62     106    229
-----------------------------------------------------------------------------------------------------------------------------------
TCI Portfolios-TCI Balanced               19     58    101     218      19     58    101    218         *     58     101    218
-----------------------------------------------------------------------------------------------------------------------------------
TCI Portfolios-TCI Growth                 19     58    101     218      19     58    101    218         *     58     101    218
-----------------------------------------------------------------------------------------------------------------------------------
TCI Portfolios-TCI International          24     74    127     272      24     74    127    272         *     74     127    272
-----------------------------------------------------------------------------------------------------------------------------------
Van Eck-Worldwide Bond Fund               18     56     97     210      18     56     97    210         *     56     97     210
-----------------------------------------------------------------------------------------------------------------------------------
Van Eck-Gold and Natural
Resources Fund                            18     57     98     213      18     57     98    213         *     57     98     213
-----------------------------------------------------------------------------------------------------------------------------------
Van Kampen American Capital-Real
Estate Securities Fund                    19     58    101     218      19     58    101    218         *     58     101    218
-----------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus-International
Equity Portfolio                          24     72    124     265      24     72    124    265         *     72     124    265
-----------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus-Small Company
Growth Portfolio                          22     66    114     245      22     66    114    245         *     66     114    245
-----------------------------------------------------------------------------------------------------------------------------------

*The Contracts sold under this Prospectus do not permit annuitizations during the first two Contract years.


        The purpose of the Summary of Contract Expenses and Example is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly when investing in the Contract. The expenses of the Variable Account as well as those of the underlying Mutual Fund options are reflected in the Example. For more and complete descriptions of the expenses of the Variable Account, see "Variable Account Charges, Purchase Payments, and Other Deductions." For more and complete information regarding expenses paid out of the assets of the underlying Mutual Fund options, see the underlying Mutual Funds' prospectuses. Deductions for premium taxes may also apply but are not reflected in the Example shown above (see "Premium Taxes").

                           SYNOPSIS

   There are two types of Contracts: Non-Qualified Contracts may be purchased with money from any source or an Individual
Retirement Annuity may be purchased with annual IRA contributions or contributions rolled-over from Qualified Plans, Tax-Sheltered
Annuities or other IRAs.

   The Company does not deduct a sales charge from Purchase
Payments made for these Contracts. The Company deducts a Mortality Risk Charge equal to an annual rate of 0.80% of the daily net asset value of the Variable Account for mortality risk assumed by the Company (see "Mortality Risk Charge").

   There are no minimum initial Purchase Payment or minimum subsequent Purchase Payment requirements. Subsequent Purchase Payments are not permitted for Contracts purchased in the states of New York, Oregon and Washington. The cumulative total of all Purchase Payments under a Contract may not exceed $1,000,000 without the prior consent of the Company (see "Allocation of Purchase Payments and Contract Value").

   If the Contract Value at the Annuitization Date is less than $5,000, the Contract Value may be distributed in one lump sum in lieu of annuity payments. If any annuity payment would be less than $50, the Company shall have the right to change the frequency of payments to such intervals as will result in payments of at least $50 (see "Frequency and Amount of Annuity Payments").

   Premium taxes payable to any governmental entity will be charged against the Contracts. If any such premium taxes are payable at the time Purchase Payments are made, the premium tax deduction will be made prior to allocation to any underlying Mutual Fund option (see "Premium Taxes").

   To be sure that the Contract Owner is satisfied with the Contract, the Contract Owner has a ten day free look. Within ten days of the day the Contract is received, it may be returned to the Home Office of the Company, at the address shown on page 1 of this Prospectus. When the Contract is received by the Company, the Company will void the Contract and refund the Contract Value in full unless otherwise required by state and/or federal law. All Individual Retirement Annuity refunds will be return of Purchase Payments (see "Right to Revoke").

                NATIONWIDE LIFE INSURANCE COMPANY

   The Company is a stock life insurance company organized under the laws of the State of Ohio in 1929. The Company is a member of the Nationwide Insurance Enterprise, with its Home Offices at One Nationwide Plaza, Columbus, Ohio 43216-6609. The Company offers a complete line of life insurance, including annuities and accident and health insurance. It is admitted to do business in the District of Columbia, Puerto Rico, and in all states.

                     THE VARIABLE ACCOUNT

   The Variable Account was established by the Company on October 7, 1981, pursuant to the provisions of Ohio law. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. Such registration does not involve supervision of the management of the Variable Account or the Company by the Securities and Exchange Commission.

   The Variable Account is a separate investment account of the Company and, as such, is not chargeable with liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. Obligations under the Contracts, however, are obligations of the Company. Income, gains and losses, whether or not realized, from the assets of the Variable Account are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to other income, gains, or losses of the Company.

   Purchase Payments are allocated within the Variable Account among one or more Sub-Accounts made up of shares in the underlying Mutual Fund option(s) designated by the Contract Owner. A separate Sub-Account is established within the Variable Account for each of the underlying Mutual Fund options that may be designated by the Contract Owner.

UNDERLYING MUTUAL FUND OPTIONS

   Contract Owners may choose from among a number of different Sub-Account options. A summary of investment objectives is contained in the descriptions of each underlying Mutual Fund option below. THERE CAN BE NO ASSURANCE THAT THE FUNDS' INVESTMENT OBJECTIVES WILL BE ACHIEVED.

DREYFUS STOCK INDEX FUND

   The Dreyfus Stock Index Fund, Inc. is an open-end, non-diversified, management investment company. It was incorporated under Maryland law on January 24, 1989 and commenced operations on September 29, 1989. Wells Fargo Nikko Investment Advisors serves as the Fund's index fund manager. As of May 1, 1994, the Dreyfus Life and Annuity Index Fund began doing business as the Dreyfus Stock Index Fund.

Investment Objective: To provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard &
Poor's Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

   The Dreyfus Socially Responsible Growth Fund, Inc. is an open-end, diversified, management investment company. It was incorporated under Maryland law on July 20, 1992, and commenced operations on October 7, 1993. The Dreyfus Corporation serves as the Fund's investment advisor. Tiffany Capital Advisors, Inc. serves as the Fund's sub-investment adviser and provides day-to-day management of the Fund's portfolio.

Investment Objective: The Fund's primary goal is to provide capital growth equity investment in companies that, in the opinion of the Fund's management, not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributed to the enhancement of the quality of life in America. Current income is secondary to the primary goal.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

   The fund is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981. The funds shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") is the Fund's manager.

-  EQUITY-INCOME PORTFOLIO
   Investment Objective: To seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities FMR also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

-  GROWTH PORTFOLIO
   Investment Objective: Seeks to achieve capital appreciation. This Portfolio will invest in the securities of both well-known and established companies, and smaller, less well-known companies which may have a narrow product line or whose securities are thinly traded. These latter securities will often involve greater risk than may be found in the ordinary investment security. FMR's analysis and expertise plays an integral role in the selection of securities and, therefore, the performance of the Portfolio. Many securities which FMR believes would have the greatest potential may be regarded as speculative, and investment in the Portfolio may involve greater risk than is inherent in other mutual funds. It is also important to point out that the Portfolio makes most sense for you if you can afford to ride out changes in the stock market, because it invests primarily in common stocks. FMR also can make temporary investments in securities such as investment-grade bonds, high-quality preferred stocks and short-term notes, for defensive purposes when it believes market conditions warrant.

-  HIGH INCOME PORTFOLIO
   Investment Objective: Seeks to obtain a high level of current income by investing primarily in high-risk, lower-rated, high-yielding, fixed-income securities, while also considering growth of capital. The Portfolio manager will seek high current income normally by investing the Portfolio's assets as follows:

   - at least 65% in income-producing debt securities and preferred stocks, including convertible securities

   - up to 20% in common stocks and other equity securities when consistent with the Portfolio's primary objective or acquired as part of a unit combining fixed-income and equity securities

   Higher yields are usually available on securities that are lower-rated or that are unrated. Lower-rated securities are usually defined as Ba or lower by Moody's; BB or lower by Standard & Poor's and may be deemed to be of a speculative nature. The Portfolio may also purchase lower-quality bonds such as those rated Ca3 by Moody's or C- by Standard & Poor's which provide poor protection for payment of principal and interest (commonly referred to as "junk bonds"). For a further discussion of lower-rated securities, please see the "Risks of Lower-Rated Debt Securities" section of the Portfolio's prospectus.

-  OVERSEAS PORTFOLIO
   Investment Objective: To seek long term growth of capital primarily through investments in foreign securities. The
   Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

   The Variable Insurance Products Fund II is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988. The fund's shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the fund's manager.

-  ASSET MANAGER PORTFOLIO
   Investment Objective: To seek high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

-  CONTRAFUND PORTFOLIO
   Investment Objective: To seek capital appreciation by investing primarily in companies that the fund manager believes to be undervalued due to an overly pessimistic appraisal by the public. This strategy can lead to investments in domestic or foreign companies, small and large, many of which may not be well known. The fund primarily invests in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

NATIONWIDE SEPARATE ACCOUNT TRUST

   Nationwide Separate Account Trust (the "Trust") is a diversified open-end management investment company created under the laws of Massachusetts. The Trust offers shares in the five separate Mutual Funds listed below, each with its own investment objective. Currently, shares of the Trust will be sold only to life insurance company separate accounts to fund the benefits under variable life insurance policies or variable annuity contracts issued by life insurance companies. The assets of the Trust are managed by Nationwide Financial Services, Inc. of One Nationwide Plaza, Columbus, Ohio 43216, a wholly-owned subsidiary of Nationwide Life Insurance Company.

-  CAPITAL APPRECIATION FUND
   Investment Objective: The Fund is designed for investors who are interested in long-term growth. The Fund seeks to meet its objective primarily through a diversified portfolio of the common stock of companies which the investment manager determines have a better-than-average potential for sustained capital growth over the long term.

-  GOVERNMENT BOND FUND
   Investment Objective: To provide as high a level of income as is consistent with the preservation of capital. It seeks to achieve its objective by investing in a diversified portfolio of securities issued or backed by the U.S. Government, its agencies or instrumentalities.

-  MONEY MARKET FUND
   Investment Objective: To seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

-  SMALL COMPANY FUND
   Investment Objective: The Fund seeks long-term growth of capital by investing primarily in equity securities of domestic and foreign companies with market capitalizations of less than $1 billion at the time of purchase. Nationwide Financial Services, Inc. ("NFS"), the Fund's adviser, has employed a group of sub-advisers, each of which will manage a portion of the Fund's portfolio. These sub-advisers are the Dreyfus Corporation, Neuberger & Berman, L.P., Pictet International Management Limited, Van Eck Associates Corporation, Strong Capital Management, Inc. and Warburg, Pincus Counsellors, Inc. These sub-advisers were chosen because they utilize a number of different investment styles when investing in small company stocks. By utilizing a number of different investment styles, NFS hopes to increase prospects for investment return and to reduce market risk and volatility.

-  TOTAL RETURN FUND
   Investment Objective: To obtain a reasonable long-term total return (i.e., earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments and bonds with a primary emphasis on common stocks.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

   Neuberger & Berman Advisers Management Trust is an open-end diversified management investment company established as a Massachusetts business trust on December 14, 1983. Shares of the Trust are offered in connection with certain variable annuity contracts and variable life insurance policies issued through life insurance company separate accounts and are also offered directly to qualified pension and retirement plans outside of the separate account context. The investment adviser is Neuberger & Berman Management Incorporated.

-  GROWTH PORTFOLIO
   Investment Objective: The Portfolio seeks capital growth through investments in common stocks of companies that the investment adviser believes will have above average earnings or otherwise provide investors with above average potential for capital appreciation. To maximize this potential, the investment adviser may also utilize, from time to time, securities convertible into common stocks, warrants and options to purchase such stocks.

-  LIMITED MATURITY BOND PORTFOLIO
   Investment Objective: To provide the high level of current income, consistent with low risk to principal and liquidity. As a secondary objective, it also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. It seeks to achieve its objectives through investments in a diversified portfolio of limited maturity debt securities.

-  PARTNERS PORTFOLIO
   Investment Objective: To seek capital growth. This portfolio will seek to achieve its objective by investing primarily in the common stock of established companies. Its investment program seeks securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and support from asset values. The objective of the Partners Portfolio is not fundamental and can be changed by the Trustees of the Trust without shareholder approval. Shareholders will, however, receive at least 30 days notice thereof. There is no assurance the investment objective will be met.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

   The Oppenheimer Variable Account Funds is an open-end, diversified management investment company organized as a Massachusetts business trust in 1984. Shares of the Funds are sold only to provide benefits under variable life insurance policies and variable annuity contracts. Oppenheimer Management
Corporation is the Funds' investment adviser.

-  OPPENHEIMER BOND FUND
   Investment Objective: Primarily to seek a high level of current income from investment in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, the fund seeks capital growth when consistent with its primary objective.

-  OPPENHEIMER GLOBAL SECURITIES FUND
   Investment Objective: To seek long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to be speculative.

-  OPPENHEIMER MULTIPLE STRATEGIES FUND
   Investment Objective: To seek a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

STRONG SPECIAL FUND II, INC.

   The Strong Special Fund II, Inc. ("Special Fund II") is a diversified, an open-end management company commonly called a Mutual Fund. The Special Fund II was incorporated in Wisconsin and may only be purchased by the separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Strong Capital Management Inc. (the "Advisor") is the investment advisor for the Fund.

-  SPECIAL FUND II
   Investment Objective: To seek capital appreciation through investments in a diversified portfolio of equity securities.

STRONG VARIABLE INSURANCE PRODUCTS FUNDS

   The Strong Variable Insurance Funds, Inc. is a diversified, open-end management investment company, commonly called a Mutual Fund. The Strong Discovery Fund II, Inc. ("Discovery Fund II") and the Strong International Stock Fund II (International Stock Fund II") were incorporated in Wisconsin and may only be purchased by the separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Strong Capital Management, Inc. (the "Adviser") is the investment advisor for each of the Funds.

-  DISCOVERY FUND II, INC.
   Investment Objective: The Discovery Fund II's investment objective is to seek maximum capital appreciation through investments in a diversified portfolio of securities.

-  INTERNATIONAL STOCK FUND II
   Investment Objective: To seek capital growth by investing primarily in the equity securities of issuers located outside the United States.

TCI PORTFOLIOS, INC., MEMBER OF THE TWENTIETH CENTURY FAMILY OF
MUTUAL FUNDS.

   TCI Portfolios, Inc. was organized as a Maryland corporation in 1987. It is a diversified, open-end investment management company, designed only to provide investment vehicles for variable annuity and variable life insurance products of insurance companies. A member of the Twentieth Century Family of Mutual Funds, TCI Portfolios is managed by Investors Research Corporation.

-  TCI BALANCED
   Investment Objective:  Capital growth and current income.
   The fund will seek to achieve its objective by maintaining approximately 60% of the assets of the fund in common stocks (including securities convertible into common stocks and other equity equivalents) that are considered by management to have better-than-average prospects for appreciation and approximately 40% in fixed income securities. A minimum of 25% of the fixed income portion of the fund will be invested in fixed income senior securities. There can be no assurance that the Fund will achieve its investment objective.

-  TCI GROWTH
   Investment Objective: Capital growth. The fund will seek to achieve its objective by investing in common stocks (including securities convertible into common stocks and other equity equivalents) that meet certain fundamental and technical standards of selection and have, in the opinion of the fund's investment manager, better than average potential for appreciation. The fund tries to stay fully invested in such securities, regardless of the movement of stock prices generally.

   The fund may invest in cash and cash equivalents temporarily or when it is unable to find common stocks meeting its criteria of selection. It may purchase securities only of companies that have a record of at least three years continuous operation. There can be no assurance that the Fund will achieve its investment objective.

-  TCI INTERNATIONAL
   Investment Objective: To seek capital growth. The fund will seek to achieve its investment objective by investing primarily in securities of foreign companies that meet certain fundamental and technical standards of selection and, in the opinion of the investment manager, have potential for appreciation. Under normal conditions, the fund will invest at least 65% of its assets in common stocks or other equity securities of issuers from at least three countries outside the United States. Securities of United States issuers may be included in the portfolio from time to time. Although the primary investment of the fund will be common stocks (defined to include depository receipts for common stocks), the fund may also invest in other types of securities consistent with the fund's objective. When the manager believes that the total return potential of other securities equals or exceeds the potential return of common stocks, the fund may invest up to 35% of its assets in such other securities. There can be no assurance that the fund will achieve its objectives.

   (Although the Statement of Additional Information concerning
   TCI Portfolios, Inc., refers to redemptions of securities in kind under certain conditions, all surrendering or redeeming
   Contract Owners will receive cash from the Company.)

VAN ECK WORLDWIDE INSURANCE TRUST (FORMERLY VAN ECK INVESTMENT TRUST)

   Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a "Business Trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. Trust shares are offered only to separate accounts of various insurance companies to fund the benefits of variable insurance and annuity policies. The investment adviser and manager is Van Eck Associates Corporation.

-  WORLDWIDE BOND FUND (FORMERLY GLOBAL BOND FUND)
   Investment Objective: To seek high total return through a flexible policy of investing globally, primarily in debt securities.

-  GOLD AND NATURAL RESOURCES FUND
   Investment Objective: To seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources, such as strategic and other metals, minerals, forest products, oil, natural gas and coal. Current income is not an objective.

VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST

   The Van Kampen American Capital Life Investment Trust is an open-end diversified management investment company organized as a Massachusetts business trust on June 3, 1985. The Trust offers shares in separate portfolios which are sold only to insurance companies to provide funding for variable life insurance policies and variable annuity contracts.
Van Kampen American Capital Asset Management, Inc. serves as the Portfolio's investment adviser.

-  AMERICAN CAPITAL REAL ESTATE SECURITIES FUND
   Investment Objective: To seek long-term capital growth by investing in a portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Current income is a secondary consideration. Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Fund's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Fund may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. There can be no assurance that the Fund will achieve its investment objective.

WARBURG PINCUS TRUST

The Warburg Pincus Trust ("Trust") is an open-end management investment company organized in March 1995 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust offers its shares to insurance companies for allocation to separate accounts for the purpose of funding variable annuity and variable life contracts. Trust portfolios are managed by Warburg, Pincus Counsellors, Inc. ("Counsellors.")

-  INTERNATIONAL EQUITY PORTFOLIO
   Investment Objective: To seek long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of companies, wherever organized, that in the judgment of "Counsellors" have their principal business activities and interests outside the United States. The Portfolio will ordinarily invest substantially all of its assets, but no less than 65% of its total assets, in common stocks, warrants and securities convertible into or exchangeable for common stocks. The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets.

-  SMALL COMPANY GROWTH PORTFOLIO
   Investment Objective: To seek capital growth by investing in a portfolio of equity securities of small-sized domestic companies. The Portfolio ordinarily will invest at least 65% of its total assets in common stocks or warrants of small-sized companies (i.e., companies having stock market capitalizations of between $25 million and $1 billion at the time of purchase) that represent attractive opportunities for capital growth. The Portfolio intends to invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. The Portfolio's investments will be made on the basis of their equity characteristics and securities ratings generally will not be a factor in the selection process.

   More detailed information may be found in the current prospectus for each underlying Mutual Fund offered. Such a prospectus for the underlying Mutual Fund options being considered must accompany this Prospectus and should be read in conjunction herewith. A copy of each prospectus may be obtained without charge from Nationwide Life Insurance Company by calling 1-800-243-6295, Voice Response (available 24 hours) 1-800-848-
8258, TDD 1-800-238-3035 or writing P.O. Box 182356, Columbus,
Ohio 43216-2356.

   The underlying Mutual Fund options may also be available to other separate accounts of the Company. Although the Company does not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the underlying Mutual Fund options. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Contract Owners and those of other companies, or some other reason. In the event of conflict, the Company will take any steps necessary to protect the Contract Owners and variable annuity payees, including withdrawal of the Variable Account from participation in the underlying Mutual Fund or Mutual Funds involved in the conflict.

VOTING RIGHTS

   Voting rights under the Contracts apply ONLY with respect to Purchase Payments or accumulated amounts allocated to the Variable Account.

   In accordance with its view of present applicable law, the Company will vote the shares of the underlying Mutual Funds held in the Variable Account at regular and special meetings of the shareholders of the underlying Mutual Funds in accordance with instructions received from persons whose Contract Value is measured by units in the Variable Account. However, if the Investment Company Act of 1940 or any Regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the underlying Mutual Funds in its own right, it may elect to do so.

   The person having the voting interest under a Contract shall be the Contract Owner. The number of shares held in the Variable Account which is attributable to each Contract Owner is determined by dividing the Contract Owner's interest in the Variable Account by the net asset value of the applicable share of the underlying Mutual Funds.

   The number of shares held in the Variable Account which is attributable to each Contract is determined by dividing the reserve for such Contract by the net asset value of one share.

   The number of shares which a person has the right to vote will be determined as of the date chosen by the Company not more than 90 days prior to the meeting of the underlying Mutual Fund and voting instructions will be solicited by written communication at least 15 days prior to such meeting.

   Underlying Mutual Fund shares held in the Variable Account as to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received with respect to all Contracts participating in the Variable Account.

   Each person having the voting interest in the Variable Account will receive periodic reports relating to the underlying Mutual Fund, proxy material and a form with which to give such voting instructions with respect to the proportion of the underlying Mutual Fund shares held in the Variable Account corresponding to his or her interest in the Variable Account.

    VARIABLE ACCOUNT CHARGES, PURCHASE PAYMENTS, AND OTHER DEDUCTIONS

MORTALITY RISK CHARGE

   The Company assumes a "mortality risk" that variable annuity payments will not be affected by the death rates of persons receiving such payments or of the general population by virtue of annuity rates incorporated in the Contract which cannot be changed.

   For assuming this mortality risk, the Company deducts a Mortality Risk Charge from the Variable Account. This amount is computed on a daily basis, and is equal to an annual basis to 0.80% of the daily net asset value of the Variable Account. The Company expects to generate a profit through assessing this charge.

PREMIUM TAXES

   The Company will charge against the Contract Value the amount of any premium taxes levied by a state or any other governmental entity upon Purchase Payments received by the Company. To the best of the Company's present knowledge, premium taxes currently imposed by certain jurisdictions range from 0% to 3.5%. This range is subject to change. The method used to recoup premium tax expense will be determined by the Company at its sole discretion and in compliance with applicable state law. The Company currently deducts such charges from a Contract Owner's Contract Value either: (1) at the time the Contract is surrendered, (2) at Annuitization, or (3) in those states which so require, at the time Purchase Payments are made to the Contract.

EXPENSES OF VARIABLE ACCOUNT

   Expenses of the Variable Account with respect to the Contracts described herein include mortality expenses relating to the guarantee of annuity purchase rates at issue for the life of the Contract and the payment of minimum death benefits prior to the Designated Annuitant's 86th birthday regardless of the investment experience of the Variable Account.

INVESTMENTS OF THE VARIABLE ACCOUNT

   At the time of purchase each Contract Owner elects to have Purchase Payments attributable to his or her participation in the Variable Account allocated among one or more of the Sub-Accounts which consist of shares in the underlying Mutual Fund options. Shares of the respective underlying Mutual Fund options specified by the Contract Owner are purchased at net asset value for the respective Sub-Account(s) and converted into Accumulation Units. At the time of purchase, the Contract Owner designates the underlying Mutual Funds to which he or she desires to have Purchase Payments allocated. Such election is subject to any minimum Purchase Payment limitations which may be imposed by the underlying Mutual Funds designated. The Contract Owner may change the election as to allocation of Purchase Payments or may elect to exchange amounts among the Sub-Account options pursuant to such terms and conditions applicable to such transactions as may be imposed by each of the underlying Mutual Fund options, in addition to those set forth in the Contracts.

RIGHT TO REVOKE

   The Contract Owner may revoke the Contract at any time between the Date of Issue and the date 10 days after receipt of the Contract and receive a refund of the Contract Value unless otherwise required by state and/or federal law. All Individual Retirement Annuity refunds will be a return of Purchase Payments. In order to revoke the Contract, it must be mailed or delivered to the Home Office of the Company at the mailing address shown on page 1 of this Prospectus. Mailing or delivery must occur on or before 10 days after receipt of the Contract for revocation to be effective. In order to revoke the Contract, if it has not been received, written notice must be mailed or delivered to the Home Office of the Company at the mailing address shown on page 1 of this Prospectus.

   The liability of the Variable Account under this provision is limited to the Contract Value in each Sub-Account on the date of revocation. Any additional amounts refunded to the Contract
Owner will be paid by the Company.

TRANSFERS

   The Company currently allows transfers up to 100% of the Variable Account Contract Value from the Variable Account to the Fixed Account. However, the Company reserves the right to restrict transfers from the Variable Account to the Fixed Account to 25% of Contract Value for any 12 month period. All amounts transferred to the Fixed Account must remain on deposit in the Fixed Account until the expiration of the Interest Rate Guarantee Period. The Interest Rate Guarantee Period expires on the final day of a calendar quarter during which the one year anniversary of the allocation to the Fixed Account occurs. The Contract Owner's value in each sub-account will be determined as of the date the transfer request is received in the Home Office in good order. The Company reserves the right to refuse transfers or Purchase Payments into the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value.

   The Contract Owner may at the maturity of an Interest Rate Guarantee Period, transfer a portion of the value of the Fixed Account to the Variable Account. The maximum percentage that may be transferred from the Fixed Account to the Variable Account will be determined by the Company, at its sole discretion, but will not be less than 10% of the total value of the portion of the Fixed Account that is maturing and will be declared upon the expiration date of the then current Interest Rate Guarantee Period. The specific percentage will be declared upon the expiration date of the guaranteed period. Transfers from the Fixed Account must be made within 45 days after the expiration date of the guarantee period. Contract Owners who have entered into a Dollar Cost Averaging agreement with the Company (see "Dollar Cost Averaging") may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

   Transfers from the Fixed Account may not be made prior to the first Contract Anniversary. Transfers must also be made prior to the Annuitization Date.

   Transfers among the sub-accounts may be made either in writing or, in states allowing such transfers, by telephone. This telephone exchange privilege is made available to Contract Owners automatically without their having to elect the privilege. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include any or all of the following, or such other procedures as the Company may, from time to time, deem reasonable: requesting identifying information, such as name, contract number, Social Security number, and/or personal identification number; tape recording all telephone transactions; and providing written confirmation thereof to both the Contract Owner and any agent of record, at the last address of record. Although failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably determined to be genuine shall be borne by the Contract Owner. The Company may withdraw the telephone exchange privilege upon 30 days' written notice to Contract Owners.

ASSIGNMENT

   Where permitted, the Contract Owner may assign the Contract at any time during the lifetime of the Annuitant prior to the Annuitization Date. Such assignment will take effect upon receipt and recording by the Company at its Home Office of a written notice thereof executed by the Contract Owner. The Company assumes no responsibility for the validity or tax consequences of any assignment. The Company shall not be liable as to any payment or other settlement made by the Company before recording of the assignment.

   Any portion of Contract Value which is pledged or assigned shall be treated as a distribution and shall be included in gross income to the extent that the cash value exceeds the investment in the Contract for the taxable year in which assigned or pledged. In addition, any Contract Values assigned may, under certain conditions, be subject to a tax penalty equal to 10% of the amount which is included in gross income. All rights in this Contract are personal to the Contract Owner and may not be assigned without written consent of the Company. Individual Retirement Accounts and Individual Retirement Annuities are not eligible for assignment.

CONTINGENT OWNER AND BENEFICIARY PROVISIONS

   The Contingent Owner is the person or persons who may receive certain benefits under the Contract in the event the Contract Owner dies before the Annuitization Date. If more than one Contingent Owner survives the Contract Owner, each will share equally unless otherwise specified in the Contingent Owner designation. If a Contingent Owner is not named or predeceases the Contract Owner, all rights and interest of the Contingent Owner will vest in the Contract Owner's estate. Subject to the terms of any existing assignment, the Contract Owner may change the Contingent Owner from time to time prior to the Annuitization Date, by written notice to the Company. The change, upon receipt and recording by the Company at its Home Office, will take effect as of the time the written notice was signed, whether or not the Contract Owner is living at the time of recording, but without further liability as to any payment or settlement made by the Company before receipt of such change.

   The Beneficiary is the person or persons who may receive certain benefits under the Contract in the event the Annuitant dies prior to the Annuitization Date. If more than one Beneficiary survives the Annuitant, each will share equally unless otherwise specified in the Beneficiary designation. If no Beneficiary survives the Annuitant, all rights and interest of the Beneficiary shall vest in the Contingent Beneficiary, and if more than one Contingent Beneficiary survives, each will share equally unless otherwise specified in the Contingent Beneficiary designation. If a Contingent Beneficiary is not named or predeceases the Annuitant, all rights and interest of the Contingent Beneficiary will vest with the Contract Owner or the Contract Owner's estate. Subject to the terms of any existing assignment, the Contract Owner may change the Beneficiary or Contingent Beneficiary from time to time during the lifetime of the Annuitant, by written notice to the Company. The change, upon receipt by the Company at its Home Office, will take effect as of the time the written notice was signed, whether or not the Annuitant is living at the time of recording, but without further liability as to any payment or settlement made by the Company before receipt of such change.

OWNERSHIP PROVISIONS

   Unless otherwise provided, the Contract Owner has all rights under the Contract. IF THE PURCHASER NAMES SOMEONE OTHER THAN HIMSELF OR HERSELF AS OWNER, THE PURCHASER WILL HAVE NO RIGHTS UNDER THE CONTRACT. If a Joint Owner is named, the Joint Owner will possess an undivided interest in the Contract. The Contract Owner(s) retains sole rights in the Contract upon the other's death prior to the Annuitization Date. Unless otherwise provided, when Joint Owner(s) are named, the exercise of any ownership right in the Contract (including the right to surrender or partially surrender the Contract, to change the Owner, the Contingent Owner, the Annuitant, the Contingent Annuitant, the Beneficiary, the Contingent Beneficiary, the Annuity Payment Option or the Annuitization Date) shall require a written indication of an intent to exercise that right, which must be signed by both the Owners. Joint Owners must be spouses at the time joint ownership is requested.

   If a Contract Owner dies prior to the Annuitization Date and the Contract Owner and the Annuitant are not the same person, Contract ownership will be determined in accordance with the "Death of Contract Owner" provision. If the Annuitant (regardless of whether the Annuitant is also the Contract Owner) dies prior to the Annuitization Date, ownership will be determined in accordance with the "Death of Annuitant Prior to the Annuitization Date" provision. On and after the Annuitization Date, the Contract Owner is the Annuitant.

   Prior to the Annuitization Date, the Contract Owner may name a new Contract Owner. Such change may be subject to state and federal gift taxes, and may also result in current federal income taxation (see the "Taxes" provision). Any change of Contract Owner will automatically revoke any prior Contract Owner designation. Any request for change of Contract Owner must be
(1) made by proper written application, (2) received and recorded by the Company at its Home Office, and (3) may include a signature guarantee as specified in the "Surrender" provision. The change will become effective as of the date the written request is signed. A new choice of Contract Owner will not apply to any payment made or action taken by the Company prior to the time it was received and recorded.

   The Contract Owner may request a change in the Annuitant or Contingent Annuitant before the Annuitization Date. Such a request must be made in writing on a form acceptable to the Company and must be signed by the Contract Owner and the person to be named as Annuitant or Contingent Annuitant. Any such change is subject to underwriting and approval by the Company.

SUBSTITUTION OF SECURITIES

   If the shares of the underlying Mutual Funds described in this Prospectus should no longer be available for investment by the Variable Account or if, in the judgment of the Company's management, further investment in such underlying Mutual Fund shares should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another underlying Mutual Fund for underlying Mutual Fund shares already purchased or to be purchased in the future by Purchase Payments under the Contract. No substitution of securities in the Variable Account may take place without prior approval of the Securities and Exchange Commission, and under such requirements as it may impose.

CONTRACT OWNER INQUIRIES

   Contract Owner inquiries may be directed to Nationwide Life
Insurance Company by writing P.O. Box 182356, Columbus, Ohio
43216-2356 , or calling 1-800-243-6295, Voice Response (available
24 hours) 1-800-848-8258, TDD 1-800-238-3035.

                ANNUITY PAYMENT PERIOD-VARIABLE ACCOUNT

   At the Annuitization Date the Variable Account Contract Value is applied to the Annuity Payment Option elected in accordance with the Annuity Table in the Contract.

   Subsequent Variable Annuity payments vary in amount in accordance with the investment performance of the Variable Account. The dollar amount of the first annuity payment determined as above is divided by the value of an Annuity Unit as of the Annuitization Date to establish the number of Annuity Units representing each monthly annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent payments is not predetermined and may change from month to month. The dollar amount of each subsequent payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value for the Valuation Period in which the payment is due. The Company guarantees that the dollar amount of each payment after the first will not be affected by variations in mortality experience from mortality assumptions used to determine the first payment.

VALUE OF AN ANNUITY UNIT

   The value of an Annuity Unit was arbitrarily set initially at $10 when the first underlying Mutual Fund shares were purchased. The value of an Annuity Unit for a sub-account for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor to neutralize the assumed investment rate of 3.5% per annum (see "Net Investment Factor").

ASSUMED INVESTMENT RATE

   A 3.5% Assumed Investment Rate is built into the Annuity Tables contained in the Contracts. A higher assumption would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual investment rate is at the annual rate of 3.5%, the annuity payments will be level.

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS

   Annuity payments will be paid as monthly installments. However, if the net amount available to apply under any Annuity Payment Option is less than $5,000, the Company shall have the right to pay such amount in one lump sum in lieu of the payments otherwise provided for. In addition, if the payments provided for would be or become less than $50, the Company shall have the right to change the frequency of payments to such intervals as will result in payments of at least $50.

ANNUITIZATION DATE

   The Contract Owner selects an Annuitization Date at the time of Application. Such date may be the first day of a calendar month or any other agreed upon date.

CHANGE IN ANNUITIZATION DATE

   The Contract Owner may, upon prior written notice to the Company, change the Annuitization Date. The date to which such a change may be made shall be the first day of a calendar month.

   If the Contract Owner requests in writing (see "Ownership Provisions"), and the Company approves the request, the Annuitization Date may be deferred. The amount of the Death Benefit will be limited to the Contract Value if the Annuitization Date is postponed beyond the Annuitant's 86th birthday.

CHANGE IN FORM OF ANNUITY

   The Contract Owner may, upon prior written notice to the Company, at any time prior to the Annuitization Date, elect one of the Annuity Payment Options.

ANNUITY PAYMENT OPTIONS

   Any of the following Annuity Payment Options may be elected:

   Option 1-Life Annuity-An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. IT WOULD BE POSSIBLE UNDER THIS OPTION FOR THE ANNUITANT TO RECEIVE ONLY ONE ANNUITY PAYMENT IF HE OR SHE DIED BEFORE THE SECOND ANNUITY PAYMENT DATE, TWO ANNUITY PAYMENTS IF HE OR SHE DIED BEFORE THE THIRD ANNUITY PAYMENT DATE, AND SO ON.

   Option 2-Joint and Last Survivor Annuity-An annuity payable monthly during the joint lifetimes of the Annuitant and designated second person and continuing thereafter during the lifetime of the survivor. AS IS THE CASE UNDER OPTION 1 ABOVE, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

   Option 3-Life Annuity With 120 or 240 Monthly Payments Guaranteed-An annuity payable monthly during the lifetime of the Annuitant with the guarantee that if at the death of the Annuitant payments have been made for fewer than 120 or 240 months, as selected, payments will be made as follows:

   (1) If the Annuitant is the payee, any guaranteed annuity payments will be continued during the remainder of the selected period to such recipient as chosen by the Annuitant at the time the Annuity Payment Option was selected. In the alternative, the recipient may, at any time, elect to have the present value of the guaranteed number of annuity payments remaining paid in a lump sum as specified in section (2) below.

   (2) If someone other than the Annuitant is the payee, the present value, computed as of the date on which notice of death is received by the Company at its Home Office, of the guaranteed number of annuity payments remaining after receipt of such notice and to which the deceased would have been entitled had he or she not died, computed at the Assumed Investment Rate effective in determining the Annuity Tables, shall be paid in a lump sum.

   Some of the stated Annuity Options may not be available in all states. The Owner may request an alternative non-guaranteed option by giving notice in writing prior to annuitization. If such a request is approved by the Company, it will be permitted under the Contract.

   If the Owner fails to elect an Annuity Payment Option, the Contract Value will continue to accumulate. Individual
Retirement Annuities are subject to the minimum distribution requirements set forth in the Internal Revenue Code.

DEATH OF CONTRACT OWNER

   If the Contract Owner and the Annuitant are not the same person and the Contract Owner dies prior to the Annuitization Date, then the Joint Owner, if any, becomes the new Contract Owner. If no Joint Owner is named (or if the Joint Owner predeceases the Contract Owner), then the Contingent Owner becomes the new Contract Owner. If no Contingent Owner is named (or if the Contingent Owner predeceases the Contract Owner), then the Contract Owner's estate becomes the Contract Owner. Unless the new Contract Owner is the prior Contract Owner's spouse, the entire interest in the Contract, less applicable deductions must be distributed within five years of the prior Contract Owner's death. The new Contract Owner may elect to receive distribution in the form of a life annuity or an annuity for a period not exceeding his or her life expectancy. Such annuity must begin within one year following the date of the prior Contract Owner's death. If the new Contract Owner is the spouse of the prior Contract Owner, then the Contract may be continued without any required Distribution.

   If the Annuitant (regardless of whether the Annuitant is also the Contract Owner) dies prior to the Annuitization Date, a Death Benefit will be payable in accordance with the "Death of Annuitant Prior to the Annuitization Date" provision below, provided, that all distributions made as a result of the death of the Contract Owner shall be made within the time limits set forth above.

   Individual Retirement Annuities will be subject to other specific rules set forth in the Internal Revenue Code concerning distributions upon the death of the Contract Owner (see "Required
Distributions for Individual Retirement Annuities").

DEATH OF ANNUITANT PRIOR TO THE ANNUITIZATION DATE

   If the Annuitant dies prior to the Annuitization Date, a Death Benefit is payable unless the Contract Owner has also named a Contingent Annuitant, in which case the Death Benefit is payable upon the death of the last survivor of the Annuitant and Contingent Annuitant. The Death Benefit is payable to the Beneficiary. If no Beneficiary is named (or if the Beneficiary predeceases the Annuitant), then the Death Benefit is payable to the Contingent Beneficiary. If no Contingent Beneficiary is named (or if the Contingent Beneficiary predeceases the Annuitant), then the Death Benefit will be paid to Contract Owner or the Contract Owner's estate.

   The value of the Death Benefit will be determined as of the Valuation Date coincident with or next following the date the Company receives in writing both (1) due proof of the Annuitant's death and (2) an election for either (a) a single sum payment or
(b) an Annuity Payment Option: (3) and any form required by state insurance laws. If a single sum payment is requested, payment will be made in accordance with any applicable laws and regulations governing the payment of Death Benefits. If an Annuity Payment Option is requested, election must be made by the Contract Owner during the 90-day period commencing with the date written notice is received by the Company. If no election has been made by the end of such 90-day period commencing with the date written notice is received by the Company. If no election has been made by the end of such 90-day period, the Death Benefit will be paid in a single sum payment. If the Annuitant dies prior to his or her 86th birthday, the value of the Death Benefit will be the greatest of (1) the sum of all Purchase Payments, made to the Contract less any amounts surrendered, (2) the Contract Value, or (3) the Contract Value as of the most recent five-year Contract Anniversary, less any amounts surrendered since the most recent five-year Contract Anniversary. If the Annuitant dies on or after his or her 86th birthday, then the Death Benefit will be equal to the Contract Value.

   If the Contract Owner is not a natural person, the death of the Annuitant (or a change in the Annuitant), regardless of whether a Contingent Annuitant has been named, will be treated like a death of the Contract Owner for purposes of the "Death of Contract Owner" provision and will result in a distribution of either:
       (a) the Death Benefit described above (if there is no Contingent Annuitant and the Annuitant has died), or in all other cases

       (b) a distribution to the Contract Owner if the Annuitant has been changed.

provided that any such distribution must be made within the time period specified in the "Death of Contract Owner" provision.

DEATH OF ANNUITANT AFTER THE ANNUITIZATION DATE

   If the Annuitant dies after the Annuitization Date, any benefit that may be payable shall be as specified in the Annuity
Payment Option selected.

REQUIRED DISTRIBUTIONS FOR INDIVIDUAL RETIREMENT Annuities

   Distribution from an Individual Retirement Annuity must begin not later than April 1 of the calendar year following the calendar year in which the Contract Owner attains age 70 1/2. Distribution may be accepted in a lump sum or in nearly equal payments over: (a) the Contract Owner's life or the lives of the Contract Owner and the Contract Owner's spouse or designated beneficiary, or (b) a period not extending beyond the life expectancy of the Contract Owner and the life expectancy of the Contract Owner's spouse or designated beneficiary.

   If the Contract Owner dies prior to the commencement of the distribution, the interest in the Individual Retirement Annuity must be distributed by December 31 of the fifth anniversary of the Contract Owner's death unless:

(a) The Contract Owner has named his or her surviving spouse as the designated beneficiary and such spouse elects to:

    (i) treat the annuity as an Individual Retirement Annuity established for his or her benefit; or

    (ii) receive distribution of the account in nearly equal payments over his or her life (or a period not exceeding his or her life expectancy) and commencing not later than December 31 of the year in which the Contract Owner would have attained age 70 1/2; or

(b) The Contract Owner has named a beneficiary other than his or her surviving spouse and such beneficiary elects to receive a distribution of the account in nearly equal payments over his or her life (or a period not exceeding his or her life expectancy) commencing not later than December 31 of the year following the year in which the Contract Owner dies.

   If the Contract Owner dies after distribution has commenced, the distribution must continue at least as rapidly as under the schedule being used prior to the Contract Owner's death, except to the extent that a surviving spouse beneficiary may elect to treat the Contract as his or her own, in the same manner as is described in section (a)(i) of this provision.

   If the amounts distributed to the Contract Owner are less than those mentioned above, penalty tax of 50% is levied on the amount that should have been distributed for that year.

   A pro-rata portion of all distributions will be included in the gross income of the person receiving the distribution and taxed at ordinary income tax rates. The portion of the distribution which is taxable is based on the ratio between the amount by which non-deductible contributions exceed prior non-taxable distributions and total account balances at the time of the distribution. The Contract Owner must annually report the amount of non-deductible contributions, the amount of any distribution, the amount by which non-deductible contributions for all years exceed non-taxable distributions for all years, and the total balance of all Individual Retirement Annuities.

   Individual Retirement Annuity distributions will not receive the benefit of the tax treatment of a lump sum distribution from a Qualified Plan. If the Contract Owner dies prior to the time distribution of the Contract Owner's interest in the annuity is completed, the balance will also be included in the Contract Owner's gross estate.

                       GENERAL INFORMATION

CONTRACT OWNER SERVICES

   ASSET REBALANCING - The Contract Owner may direct the automatic reallocation of contract values to the underlying Mutual Fund options on a predetermined percentage basis every three months. If the last day of the three month period falls on a Saturday, Sunday, recognized holiday or any other day when the New York Stock Exchange is closed, the Asset Rebalancing exchange will occur on the last business day before that day. Asset Rebalancing will not affect future allocations of purchase payments. An Asset Rebalancing request must be in writing on a form provided by the Company.

   The Company reserves the right to discontinue offering Asset Rebalancing upon 30 days' written notice to the Contract Owners; however, any such discontinuation would not affect Asset Rebalancing programs which have already commenced. The Company also reserves the right to assess a processing fee for this service.

   DOLLAR COST AVERAGING- The Contract Owner may direct the Company to automatically transfer a specified amount from the Money Market Fund Sub-Account or the Fixed Account to any other Sub-Account within the Variable Account on a monthly basis. This service is intended to allow the Contract Owner to utilize Dollar Cost Averaging, a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that Dollar Cost Averaging will result in a profit or protect against loss in a declining market. Transfers for purposes of Dollar Cost Averaging can only be made from the Money
Market Fund Sub-Account or the Fixed Account.   The minimum
monthly Dollar Cost Averaging transfer is $100. In addition, Dollar Cost Averaging monthly transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account value when the Dollar Cost Averaging program is requested. Transfers out of the Fixed Account, other than Dollar Cost Averaging, may be subject to certain additional restrictions (see "Transfers"). A written election of this service, on a form provided by the Company, must be completed by the Contract Owner in order to begin transfers. Once elected, transfers from the Money Market Fund Sub-Account or the Fixed Account will be processed monthly until the value in the Money Market Fund Sub-Account or the Fixed Account is completely depleted or the Contract Owner instructs the Company in writing to cancel the monthly transfers.

   The Company reserves the right to discontinue offering Dollar Cost Averaging upon 30 days' written notice to Contract Owners; however, any such discontinuation would not affect Dollar Cost Averaging programs already commenced. The Company also reserves the right to assess a processing fee for this service.

   SYSTEMATIC WITHDRAWALS - The Contract Owner may elect in writing on a form provided by the Company to take Systematic Withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual or annual basis. The Company will process the withdrawals as directed by surrendering on a pro-rata basis Accumulation Units from all of the Sub-Accounts in which the Contract Owner has an interest. Each Systematic Withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on Systematic Withdrawals if the Contract Owner is under age 59 1/2. If directed by the Contract Owner, the Company will withhold federal income taxes from each Systematic Withdrawal. A Systematic Withdrawal program will terminate automatically at the end of each Contract Year and may be reinstated only pursuant to a new request. The Contract Owner may discontinue Systematic Withdrawals at any time by notifying the Company in writing.

     Systematic Withdrawals are not available prior to the expiration of the ten day free look provision of the Contract.
The Company also reserves the right to assess a processing fee for this service.

STATEMENTS AND REPORTS

   The Company will mail to Contract Owners, at their last known address of record, any statements and reports required by applicable law or regulation. Contract Owners should therefore give the Company prompt notice of any address change. The Company will send a confirmation statement to Contract Owners each time a transaction is made affecting the Owners' Variable Account Contract Value, such as making additional purchase payments, transfers, exchanges or withdrawals. Quarterly statements are also mailed detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plan (such as a dollar cost averaging program) or salary reduction arrangement, the Contract Owner may receive confirmation of such transactions in their quarterly statements. The Contract Owner should review the information in these statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Owner's Contract. The Company will assume all transactions are accurate unless the Contract Owner notifies the Company otherwise within 30 days after receipt of the statement. The Company will also send to Contract Owners each year an annual report and a semi-annual report containing financial statements for the Variable Account, as of December 31 and June 30, respectively.

ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE

   Purchase Payments are allocated to one or more Sub-Accounts within the Variable Account in accordance with the designation of the underlying Mutual Funds by the Contract Owner, and converted into Accumulation Units.

   There are no minimum initial Purchase Payment or minimum subsequent Purchase Payment requirements. Subsequent Purchase Payments are not permitted in the states of New York, Oregon, and Washington. The cumulative total of all Purchase Payments under a Contract may not exceed $1,000,000 without prior consent of the Company. The cumulative total of all Purchase Payments under Contracts issued on the life of any one Annuitant may not exceed $1,000,000 without prior consent of the Company.

   The initial Purchase Payment allocated to designated Sub-Accounts of the Variable Account will be priced not later than 2 business days after receipt of an order to purchase, if the Application and all information necessary for processing the purchase order are complete upon receipt by the Company, and the Company may retain the Purchase Payment for up to 5 business days while attempting to complete an incomplete Application. If the Application cannot be made complete within 5 days, the prospective purchaser will be informed of the reasons for the delay and the Purchase Payment will be returned immediately unless the prospective purchaser specifically consents to the Company retaining the Purchase Payment until the Application is made complete. Thereafter, the Purchase Payment will be priced within 2 business days.

   Purchase Payments will not be priced on the following nationally recognized holidays: New Year's Day, Presidents' Day,
Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas.

VALUE OF A VARIABLE ACCOUNT ACCUMULATION UNIT

   The value of a Variable Account Accumulation Unit for each Sub-Account was arbitrarily set initially at $10 when underlying
Mutual Fund shares in that Sub-Account were made available for purchase. The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the Sub-Account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.

NET INVESTMENT FACTOR

   The Net Investment Factor for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:

(a)  is the net of:

     (1)  the net asset value per share of the underlying Mutual
          Fund held in the Sub-Account determined at the end of the current Valuation Period, plus

     (2) the per share amount of any dividend or capital gain distributions made by the underlying Mutual Fund held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period.

(b) the net asset value per share of the underlying Mutual Fund held in the Sub-Account determined at the end of the immediately preceding Valuation Period.

(c) is a factor representing the daily Mortality Risk Charge deducted from the Variable Account. Such factor is equal to an annual rate of 0.80% of the daily net asset value of the Variable Account.

   For underlying Mutual Funds that credit dividends on a daily basis and pay such dividends once a month (the Nationwide Separate Account Trust - Money Market Fund), the Net Investment Factor allows for the monthly reinvestment of these daily dividends.

   The Net Investment Factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the Net Investment Factor may not be directly proportional to changes in the net asset value of underlying Mutual Fund shares, because of the deduction for the Mortality Risk Charge.

VALUATION OF ASSETS

   Underlying Mutual Fund shares in the Variable Account will be valued at their net asset value.

DETERMINING THE CONTRACT VALUE

   The sum of the value of all Variable Account Accumulation Units attributable to the Contract and amounts credited to the Fixed Account is the Contract Value. The number of Accumulation Units credited each Sub-Account are determined by dividing the net amount allocated to the Sub-Account by the Accumulation Unit Value for the Sub-Account during the Valuation Period in which the Purchase Payment is received by the Company. In the event part or all of the Contract Value is surrendered or charges or deductions are made against the Contract Value, an appropriate number of Accumulation Units from the Variable Account and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Contract Owner's interest in the Variable Account bears to the total Contract Value.

SURRENDER (REDEMPTION)

   While the Contract is in force and prior to the earlier of the Annuitization Date or the death of the Annuitant, the Company will, upon proper written application by the Contract Owner deemed by the Company to be in good order, allow the Contract Owner to surrender a portion or all of the Contract Value. "Proper Written Application" means that the Contract Owner must request the surrender in writing and include the Contract. The Company may require that the signature(s) be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guaranty.

   The Company will, upon receipt of any such written request, surrender a number of Accumulation Units from the Variable Account and an amount from the Fixed Account necessary to equal the gross dollar amount requested. In the event of a partial surrender, the Company will, unless instructed to the contrary, surrender Accumulation Units from all Sub-Accounts in which the Contract Owner has an interest, and the Fixed Account. The number of Accumulation Units surrendered from each Sub-Account and the amount surrendered from the Fixed Account will be in the same proportion that the Contract Owner's interest in the Sub-Accounts and the Fixed Account bears to the total Contract Value.

   The Company will pay any funds applied for from the Variable Account within 7 days of receipt of such application in the Company's Home Office. However, the Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed, (2) when trading on the Exchange is restricted, (3) when an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or (4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (2) and (3) exist. The Contract Value on surrender may be more or less than the total of Purchase Payments made by a Contract Owner, depending on the market value of the underlying Mutual Fund shares.

TAXES

   The Company does not make any guarantee regarding the tax status for any Contract or any transaction involving the Contracts. Contract Owners should consult their financial or tax advisers to discuss in detail their particular tax situation and the use of the Contracts.

   Section 72 of the Code governs taxation of annuities in general. That section sets forth different rules for annuities purchased as Non-Qualified Contracts and annuities which are purchased as Individual Retirement Annuities. Non-Qualified Contracts and Individual Retirement Annuities are discussed separately below.

   Generally, the amount of any payment of items of interest to a nonresident alien of the United States shall be subject to withholding of a tax equal to thirty percent (30%) of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is includable in the recipient's gross income.

NON-QUALIFIED CONTRACTS

   The rules applicable to Non-Qualified Contracts provide that a portion of each annuity payment received is excludable from taxable income based on the ratio between the Contract Owner's investment in the Contract and the expected return on the Contract. The maximum amount excludable from income is the investment in the Contract. If the Annuitant dies prior to excluding from income the entire investment in the Contract, the Annuitant's final tax return may reflect a deduction for the balance of the investment in the Contract.

   Distributions made from the Contract prior to the Annuitization Date are taxable to the Contract Owner to the extent that the cash value of the Contract exceeds the Contract Owner's investment at the time of the Distribution. Distributions, for this purpose, include partial surrenders, dividends, loans, or any portion of the Contract which is assigned or pledged; or for Contracts issued after April 22, 1987, any portion of the Contract transferred by gift. For these purposes, a transfer by gift may occur upon Annuitization if the Contract Owner and the Annuitant are not the same individual. In determining the taxable amount of a Distribution, all annuity contracts issued after October 21, 1988, by the same company to the same contract owner during any 12 month period, will be treated as one annuity contract. (Additional limitations on the use of multiple contracts may be imposed by Treasury regulations). Distributions prior to the Annuitization Date with respect to that portion of the Contract invested prior to August 14, 1982, are treated first as a recovery of the investment in the Contract as of that date. A Distribution in excess of the amount of the investment in the Contract as of August 14, 1982, will be treated as taxable income.

   The Tax Reform Act of 1986 has changed the tax treatment of certain Non-Qualified Contracts held by entities other than individuals. Such entities are taxed currently on the earnings on the Contract which are attributable to purchase payments made to the Contract after February 28, 1986. There are exceptions for immediate annuities and certain Contracts owned for the benefit of an individual. An immediate annuity, for purposes of this discussion, is a single premium Contract on which payments begin within one year of purchase.

   Code Section 72 also provides for a penalty, equal to 10% of any Distribution which is includable in gross income, if such Distribution is made prior to attaining age 59 1/2 or disability of the Contract Owner. The penalty does not apply if the Distribution is one of a series of substantially equal periodic payments made over the life or life expectancy (or joint lives or life expectancies) of the Annuitant (and the Annuitant's Beneficiary), or for the purchase of an immediate annuity, or is allocable to an investment in the Contract before August 14, 1982. A Contract Owner wishing to begin taking Distributions to which the 10% tax penalty does not apply should forward a written request to the Company. Upon receipt of a written request from the Contract Owner, the Company will inform the Contract Owner of the procedures pursuant to Company policy and subject to limitations of the Contract including but not limited to first year withdrawals. If the Annuitant selects an annuity for life or life expectancy and changes the method of payment before the expiration of 5 years and the attainment of age 59 1/2, the early withdrawal penalty will apply. The penalty will be equal to that which would have been imposed had no exception applied from the outset, and the Annuitant will also pay interest on the amount of the penalty from the date it would have originally applied until it is actually paid.

   In order to qualify as an annuity Contract under Section 72 of the Code, the Contract must provide for Distribution to be made upon the death of the Contract Owner. In such case, the Contingent Owner or other named recipient must receive the Distribution within 5 years of the Owner's death. However, the recipient may elect for payments to be made over their life or life expectancy if such payments begin within one year from the death of the Contract Owner. If the Contingent Owner or other named recipient is the surviving spouse, such spouse may be treated as the Contract Owner and the Contract may be continued throughout the life of the surviving spouse. In the event the Contract Owner dies on or after the Annuitization Date and before the entire interest has been distributed, the remaining portion must be distributed at least as rapidly as under the method of Distribution being used as of the date of the Contract Owner's death. If the Contract Owner is not an individual, the death of the Annuitant (or a change in the Annuitant) will result in a distribution pursuant to these rules, regardless of whether a Contingent Annuitant has been named.

   The Company is required to withhold tax from certain Distributions to the extent that such Distribution would constitute income to the Contract Owner. The Contract Owner is entitled to elect not to have federal income tax withheld from any such Distribution, but may be subject to penalties in the event insufficient federal income tax is withheld during a calendar year.

   The Company may be required to determine whether the Death Benefit or any other payment constitutes a direct skip as defined in Section 2612 of the Internal Revenue Code, and the amount of the tax on the generation-skipping transfer resulting from such direct skip. If applicable, such payment will be reduced by any tax the Company is required to pay under Section 2603 of the Internal Revenue Code. A direct skip may occur when property is transferred to or a Death Benefit is paid to an individual two or more generations younger than the Contract Owner.

INDIVIDUAL RETIREMENT ANNUITIES

   The Contract may be purchased as an Individual Retirement Annuity under Section 408(b) of the Code. Because the Contract's initial and subsequent Purchase Payments are greater than the maximum contribution permitted an Individual Retirement Annuity, or an Individual Retirement Annuity Contract may be purchased only in connection with a "rollover" (including a direct trustee-to-trustee transfer, where permitted). Specifically, an Individual Retirement Annuity Contract may be purchased only in connection with a rollover of amounts from a Qualified Plan, Tax-Sheltered Annuity or IRA. The Contract Owner should seek competent advice as to the tax consequences associated with the use of a Contract as an Individual Retirement Annuity.

   Recent changes to the Code permit the rollover of most distributions from Qualified Plans to other Qualified Plans or IRAs. Most distributions from Tax-Sheltered Annuities may be rolled into another Tax-Sheltered Annuity or IRA. Distributions which may not be rolled over are those which are:

1. one of a series of substantially equal annual (or more frequent) payments made: a) over the life (or life expectancy) of the employee, b) the joint lives (or joint life expectancies) of the employee and the employee's designated beneficiary, or c) for a specified period of ten years or more, or

2.  a required minimum distribution.

   Any distribution eligible for rollover will be subject to federal tax withholding at a rate of twenty percent (20%) unless the distribution is transferred directly to an appropriate plan as described above.

   Individual Retirement Accounts and Individual Retirement Annuities may not provide life insurance benefits. If the Death Benefit exceeds the greater of the cash value of the Contract or the sum of all purchase payments (less any surrenders), it is possible the Internal Revenue Service could determine that the Individual Retirement Account or Individual Retirement Annuity did not qualify for the desired tax treatment.

DIVERSIFICATION

   The Internal Revenue Service has promulgated regulations under
Section 817(h) of the Internal Revenue Code ("Code") relating to diversification standards for the investments underlying a variable annuity contract. The regulations provide that a variable annuity contract which does not satisfy the diversification standards will not be treated as an annuity contract, unless the failure to satisfy the regulations was inadvertent, the failure is corrected, and the Owner or the Company pays an amount to the Internal Revenue Service. The amount will be based on the tax that would have been paid by the Owner if the income, for the period the contract was not diversified, had been received by the Owner. If the failure to diversify is not corrected in this manner, the Owner of an annuity Contract will be deemed the Owner of the underlying securities and will be taxed on the earnings of his or her account. The Company believes, under its interpretation of the Code and regulations thereunder, that the investments underlying this Contract will meet these diversification standards.

CHARGE FOR TAX PROVISIONS

   The Company is no longer required to maintain a capital gain reserve liability on Non-Qualified Contracts since capital gains attributable to assets held in the Company's Variable Account for such Contracts are not taxable to the Company. However, the Company reserves the right to implement and adjust the tax charge in the future, if the tax laws change.

ADVERTISING

   A "yield" and "effective yield" may be advertised for Nationwide Separate Account Trust Money Market Fund sub-account. "Yield" is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the sub-account's units. Yield is an annualized figure, which means that it is assumed that the sub-account generates the same level of net income over a 52-week period. The "effective yield" is calculated similarly but includes the effect of assumed compounding, calculated under rules prescribed by the Securities and Exchange Commission. The effective yield will be slightly higher than yield due to this compounding effect.

   The Company may also from time to time advertise the performance of the sub-account of the Variable Account relative to the performance of other variable annuity sub-accounts or underlying mutual funds with similar or different objectives, or the investment industry as a whole. Other investments to which the sub-accounts may be compared include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; CDs; bank money market deposit accounts and passbook savings; and the Consumer Price Index.

   The sub-accounts of the Variable Account may also be compared to certain market indexes, which may include, but are not limited to: S&P 500; Shearson/Lehman Intermediate Government/Corporate Bond Index; Shearson/Lehman Long-Term Government/Corporate Bond Index; Donoghue Money Fund Average; U.S. Treasury Note Index; Bank Rate Monitor National Index of 2 Year CD Rates; and Dow Jones Industrial Average.

   Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to: Lipper Analytical Services, Inc., CDA/ Wiesenberger, Morningstar, Donoghue's; magazines such as MONEY, FORBES, KIPLINGER'S PERSONAL FINANCE MAGAZINE, FINANCIAL WORLD, CONSUMER REPORTS, BUSINESS WEEK, TIME, NEWSWEEK, NATIONAL UNDERWRITER, U.S. NEWS and WORLD REPORT; rating services such as LIMRA, VALUE, BEST'S AGENT GUIDE, WESTERN ANNUITY GUIDE, COMPARATIVE ANNUITY REPORTS; and other publications such as the WALL STREET JOURNAL, BARRON'S, INVESTOR'S DAILY, and Standard & Poor's OUTLOOK. In addition, Variable Annuity Research & Data Service (The VARDS Report) is an independent rating service that ranks over 500 variable annuity funds based upon total return performance. These rating services and publications rank the performance of the underlying Mutual Funds against all underlying Mutual Funds over specified periods and against underlying Mutual Funds in specified categories. The rankings may or may not include the effects of sales or other charges.

   The Company is also ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

   The Company may from time to time advertise several types of historical performance for the sub-accounts of the Variable Account. The Company may advertise for the sub-accounts standardized "average annual total return", calculated in a manner prescribed by the Securities and Exchange Commission, and non standardized "total return." "Average annual total return" will show the percentage rate of return of a hypothetical initial investment of $1,000 for at least the most recent one, five and ten year period, or for a period covering the time the underlying Mutual Fund option held in the sub-account has been in existence, if the underlying Mutual Fund option has not been in existence for one of the prescribed periods. This calculation reflects the deduction of all applicable charges made to the Contracts except for premium taxes, which may be imposed by certain states.

   Non standardized "total return" will be calculated in a similar manner and for the same time periods as the average
annual total return.   An assumed initial investment of $10,000
will be used because that figure more closely approximates the size of a typical Contract than does the $1,000 figure used in calculating the standardized average annual total return quotations.

   For those underlying Mutual Fund options which have not been held as sub-accounts within the Variable Account for one of the quoted periods, the standardized average annual total return and non-standardized total return quotations will show the investment performance such underlying Mutual Fund options would have achieved (reduced by the applicable charges) had they been held as sub-accounts within the Variable Account for the period quoted.

   ALL PERFORMANCE INFORMATION AND COMPARATIVE MATERIAL
ADVERTISED BY THE COMPANY IS HISTORICAL IN NATURE AND IS NOT
INTENDED TO REPRESENT OR GUARANTEE FUTURE RESULTS.  A CONTRACT
OWNER'S CONTRACT VALUE AT REDEMPTION MAY BE MORE OR LESS THAN
ORIGINAL COST.

                        LEGAL PROCEEDINGS

   There are no material legal proceedings, other than ordinary routine litigation incidental to the business to which the Company and the Variable Account are parties or to which any of their property is the subject.

   The General Distributor, Nationwide Financial Services, Inc., is not engaged in any litigation of any material nature.


      TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                              Page
General Information and History ............................... 1
Services ...................................................... 1
Purchase of Securities Being Offered .......................... 1
Underwriters .................................................. 2
Calculations of Performance ................................... 2
Fund Performance Summary .................................... N/A
Annuity Payments .............................................. 3
Financial Statements .......................................... 4

                            APPENDIX

                          FIXED ACCOUNT

   Purchase Payments under the Fixed Account portion of the Contract and transfers to the Fixed Account portion become part of the general account of the Company, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 ("1933 Act"), nor is the general account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the 1933 or 1940 Acts, and we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the guaranteed interest portion. Disclosures regarding the Fixed Account portion of the Contract and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                      FIXED ACCOUNT ALLOCATIONS
THE FIXED ACCOUNT

   The Fixed Account is made up of all the general assets of the Company, other than those in the Variable Account and any other segregated asset account. Fixed Account Purchase Payments will be allocated to the Fixed Account by election of the Contract Owner at the time of purchase.

   The Company will invest the assets of the Fixed Account in those investments chosen by the Company and allowed by applicable law. Investment income from such Fixed Account investments will be allocated by the Company between itself and the Contracts participating in the Fixed Account.

   The level of annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition, the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

   Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company at such rate or rates as the Company prospectively declares from time to time. Any such rate or rates so determined will remain effective for a period of not less than twelve months, and remain at such rate unless changed. However, the Company guarantees that it will credit interest at not less than 3.0% per year (or as otherwise required under state law, or at such minimum rate as stated in the contract when sold). ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3.0% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CONTRACT OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3.0% FOR ANY GIVEN YEAR. New Purchase Payments deposited to the Contract which are allocated to the Fixed Account may receive a different rate of interest than money transferred from the Variable sub-accounts to the Fixed Account and amounts maturing in the Fixed Account at the expiration of an Interest Rate Guarantee Period.

   The Company guarantees that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described above, less the sum of all administrative charges, any applicable premium taxes, and less any amounts surrendered.

TRANSFERS

   Contract Owners may at the maturity of an Interest Rate Guarantee Period, transfer a portion of the value of the Fixed Account to the Variable Account. The maximum percentage that may be transferred will be determined by the Company at its sole discretion, but will not be less than 10% of the total value of the portion of the Fixed Account that is maturing and will be declared upon the expiration date of the then current Interest Rate Guarantee Period. The Interest Rate Guarantee Period expires on the final day of a calendar quarter. Transfers under this provision must be made within 45 days after the expiration date of the guarantee period.

Owners who have entered into a Dollar Cost Averaging agreement with the Company (see "Dollar Cost Averaging") may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

   Transfers among the sub-accounts may be made either in writing or, in states allowing such transfers, by telephone. This telephone exchange privilege is made available to Contract Owners automatically without their having to elect the privilege. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include any or all of the following, or such other procedures as the Company may, from time to time, deem reasonable: requesting identifying information, such as name, contract number, Social Security number, and/or personal identification number; tape recording all telephone transactions; and providing written confirmation thereof to both the Contract Owner and any agent of record, at the last address of record. Although failure to follow reasonable procedures may result in the Company's liability for any losses due to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. The Company may withdraw the telephone exchange privilege upon 30 days' written notice to Contract Owners.

               ANNUITY PAYMENT PERIOD-FIXED ACCOUNT

FIRST AND SUBSEQUENT PAYMENTS

   A Fixed Annuity is an annuity with payments which are guaranteed by the Company as to dollar amount during the annuity payment period. The first Fixed Annuity payment will be determined by applying the Fixed Account Contract Value to the applicable Annuity Table in accordance with the Annuity Payment Option elected. This will be done at the Annuitization Date on an age last birthday basis. Fixed Annuity payments after the first will not be less than the first Fixed Annuity payment.

   The Company does not credit discretionary interest to Fixed Annuity payments during the annuity payment period for annuity options based on life contingencies. The Annuitant must rely on the Annuity Tables applicable to the Contracts to determine the amount of such Fixed Annuity payments.